Exhibit 99.6

                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of March 30, 2007 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for CWHEQ Home Equity Loan Trust, Series 2007-S3, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of March 30, 2007, and BEAR STEARNS CAPITAL MARKETS INC. ("Remaining Party").

                             W I T N E S S E T H:

      WHEREAS, effective as of March 30, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of March 27, 2007, whose BEAR STEARNS CAPITAL MARKETS INC. reference number is CXCWL07S3 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, the Confirmation supplements, forms a part of, and is subject to, an agreement in the form of the 1992 Multicurrency - Cross-Border Master Agreement published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from March 30, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement and its liability under this Assignment Agreement and under the Swap Contract Administration Agreement shall be as set forth in the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such personal liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the pooling and servicing agreement for CWHEQ Home Equity Loan Trust, Series 2007-S3 dated as of March 1, 2007 among CWHEQ, Inc., as depositor, Park Monaco Inc., as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. Following the assignment of the Assigned Transaction pursuant to the terms hereof, the Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement. For the avoidance of doubt, in interpreting the Assignee Agreement, the Counterparty shall be the Trust Fund created under the Pooling and Servicing Agreement for whom the Assignee is acting on behalf of as Swap Contract Administrator, so that, for example, a Bankruptcy pursuant to Section 5(a)(vii) of the ISDA Form Master Agreement (as amended by the Confirmation) shall refer to a Bankruptcy of the Trust Fund, not a Bankruptcy of either the Assignor or of Bank of New York in its individual or corporate capacity or any other capacity.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;

      (c) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (d) All governmental and other consents that are required to have been obtained by it with respect to this Assignment Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (e) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Michael Schloessmann, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2007-S3 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party, with a copy to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: IPM-Structured Mortgage; and (iii) in the case of Remaining Party,

      Address:      383 Madison Avenue, New York, New York  10179
      Attention:    DPC Manager - 36th Floor
      Telex No.     212-272-5823

      copy to:      One Metrotech Center North, Brooklyn, New York  11201
      Attention:    Derivative Operations - 7th Floor
      Telex No:     212-272-1634
      copy to:      MBIA Insurance Corporation, 113 King Street, Armonk,
                    New York  10504
      Attention:    IPM-Structured Mortgage

      such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:


      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 540752
      Attn: Matthew Sabino 212-815-6093
      Fax: 212-815-3986

      11. Optional Termination. In connection with the optional termination of the trust fund pursuant to Section 9.01 of the Pooling and Servicing Agreement, with effect following all distributions on the final Distribution Date under the Pooling and Servicing Agreement (such date, the "Optional Termination Distribution Date"):

      (a) (1) (A) Assignee hereby assigns all of its rights and delegates all of its liabilities and obligations to Countrywide Home Loans, Inc., (for purposes of this Section 11 "CHL") and CHL hereby assumes all of Assignee's rights, liabilities, and obligations, under the Assigned Transaction and the Confirmation arising after the final distributions on the Optional Termination Distribution Date (such transaction and confirmation, collectively, the "New Assigned Transaction") and (B) Remaining Party hereby consents to such assignment, delegation and assumption;

            (2) Remaining Party and CHL agree to enter into the New Assigned Transaction as evidenced by a confirmation (the "New Confirmation") such New Confirmation evidencing a complete and binding agreement between Remaining Party and CHL and such New Confirmation will constitute a Confirmation (as that word is defined in the New Agreement, defined below) that supplements, forms a part of, and is subject to, an agreement (the "New Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the date Remaining Party and CHL enter into the New Assigned Transaction Remaining Party and CHL had executed an agreement in such form, but without any Schedule (as that word is defined in the New Agreement) except for the elections made therein. Remaining Party and CHL further agree that such New Confirmation shall have substantially identical terms to the Assigned Transaction and Confirmation.

      (b) Remaining Party and Assignee are each released and discharged from further obligations owed under and in respect of the Assigned Transaction and their respective rights against each other thereunder are cancelled;

      (c) Remaining Party and CHL hereby agree that the Confirmation shall be amended as follows:

            (1) Section 4 of the Confirmation shall be deleted in its entirety.

      (d) Remaining Party hereby agrees that CHL may do one of the following with the New Assigned Transaction and the New Confirmation:

            (i) retain such New Assigned Transaction and New Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the New Confirmation to a third party, such assignment and delegation to be effective upon the receipt of written consent thereto from Remaining Party (in its sole and absolute discretion); or

            (iii) terminate the New Assigned Transaction by giving three Business Days' prior written notice to Remaining Party (the "Optional Swap Termination"). In connection with the Optional Swap Termination, if any, a termination payment (if any) shall be payable by CHL or Remaining Party, as applicable, as determined by the Calculation Agent by the application of Section 6(e)(ii) of the ISDA Form Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment. The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions between CHL and Bear Stearns Capital Markets Inc. For purposes of the Optional Swap Termination, CHL shall be the sole Affected Party.

      (e) If CHL exercises its right to retain the New Assigned Transaction and New Confirmation pursuant to Section 11(d)(i) of this Assignment Agreement, then Remaining Party has the right to do one of the following with the New Assigned Transaction and the New
            Confirmation:

            (i) retain such New Assigned Transaction and New Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a subsidiary of The Bear Stearns Companies, Inc. without the consent of CHL; or

            (iii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a third party with the consent of CHL;

            provided, however, that if Remaining Party exercises its right to assign the Assigned Transaction under (ii) or (iii) above the assignee shall be an entity that

            (1) has executed an ISDA Master Agreement with CHL, (2) has executed an Item 1115 Regulation AB Agreement with CHL and (3) agrees to accept all of the terms and conditions of the Assigned Transaction and New Confirmation without amendment or supplement.

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                            COUNTRYWIDE HOME LOANS, INC.



                                            By: /s/ Darren Bigby
                                                -----------------------------
                                            Name:  Darren Bigby
                                            Title: Executive Vice President


                                            THE BANK OF NEW YORK, NOT IN ITS
                                            INDIVIDUAL OR CORPORATE CAPACITY
                                            BUT SOLELY AS SWAP CONTRACT
                                            ADMINISTRATOR FOR CWHEQ HOME
                                            EQUITY LOAN TRUST, SERIES 2007-S3



                                            By: /s/ Michelle Pensor
                                                -----------------------------
                                            Name:   Michelle Pensor
                                            Title:  Vice President


                                            BEAR STEARNS CAPITAL MARKETS INC.


                                            By:
                                            Name:
                                            Title:

BEAR STEARNS                                                         Exhibit I

                                             BEAR STEARNS CAPITAL MARKETS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                            TEL:  212-272-2000

DATE:                          March 30, 2007

TO:                            Countrywide Home Loans, Inc.

ATTENTION:                     Mr.  Jeff Staab
TELEPHONE:                     1-818-225-3279
FACSIMILE:                     1-818-225-4010

FROM:                          Derivatives Documentation
TELEPHONE:                     212-272-2711
FACSIMILE:                     212-272-9857

SUBJECT:                       Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:              CXCWL07S2

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Capital Markets Inc. ("Bear Stearns") and Countrywide Home Loans, Inc. ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Master Agreement

(1) This Confirmation is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). Any reference to a "Swap Transaction" in the Definitions is deemed to be a reference to a "Transaction" for purposes of this Agreement, and any reference to a "Transaction" in this Agreement is deemed to be a reference to a "Swap Transaction" for purposes of the Definitions. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Bear Stearns and Counterparty had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 4 of this Confirmation (the "Schedule"), and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 4 hereof and Annex A hereto; (ii) the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of March 1, 2007 among CWHEQ Inc., as depositor, Park Monaco Inc., as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 2 of 33



     Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to Schedule; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(2) The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                        With respect to any Calculation
                                        Period, the lesser of (i) the amount
                                        set forth for such period on the
                                        Schedule I attached hereto and (ii)
                                        the aggregate Certificate Principal
                                        Balance of the Class A-4-V and A-S-V
                                        Certificates (initially USD
                                        73,310,000) immediately prior to the
                                        Distribution Date occurring in the
                                        calendar month in which such
                                        Calculation Period ends; provided that
                                        upon the occurrence of an Optional
                                        Termination, with respect to each
                                        Calculation Period beginning on or
                                        after the final Distribution Date with
                                        respect to such Optional Termination,
                                        the Notional Amount shall equal the
                                        Scheduled Amount for such Calculation
                                        Period as set forth in the Schedule I
                                        attached hereto multiplied by the
                                        quotient of (A) the Notional Amount
                                        for the Calculation Period immediately
                                        prior to such Optional Termination
                                        divided by (B) the Scheduled Amount
                                        for the Calculation Period immediately
                                        prior to such Optional Termination as
                                        set forth in the Schedule I attached
                                        hereto.

Trade Date:                             March 23, 2007

Effective Date:                         March 30, 2007

Termination Date:                       March 25, 2014, subject to adjustment
                                        in accordance with the Business Day
                                        Convention; provided, however, that
                                        for the purpose of determining the
                                        final Fixed Rate Payer Period End
                                        Date, Termination Date shall be
                                        subject to No Adjustment.

Fixed Amounts:

         Fixed Rate Payer:              Counterparty

         Fixed Rate Payer
         Period End Dates:              The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing April 25, 2007 and ending
                                        on March 25, 2014, with No Adjustment.

         Fixed Rate Payer
         Payment Dates:                 The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing April 25, 2007 and ending
                                        on the Termination Date, subject to
                                        adjustment in accordance with the
                                        Business Day Convention.

         Fixed Rate:                    5.13%

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 3 of 33


         Fixed Rate Day
         Count Fraction:                30/360

Floating Amounts:

         Floating Rate Payer:           Bear Stearns

         Floating Rate Payer
         Period End Dates:              The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing April, 25, 2007 and ending
                                        on the Termination Date, subject to
                                        adjustment in accordance with the
                                        Business Day Convention.

         Floating Rate Payer
         Payment Dates:                 Early Payment shall be applicable. One
                                        Business Day prior to each Fixed Rate
                                        Payer Period End Date.

         Floating Rate for initial
         Calculation Period:            To be determined

         Floating Rate Option:          USD-LIBOR-BBA

         Designated Maturity:           One month, except with respect to the
                                        initial Calculation Period for which
                                        the Designated Maturity shall be the
                                        Linear Interpolation of the two week
                                        and the one month.

         Floating Rate Day
         Count Fraction:                Actual/360

         Reset Dates:                   The first day of each Calculation
                                        Period

         Compounding:                   Inapplicable

         Upfront Fixed
         Amount: Counterparty will pay USD 490,000 to Bear Stearns on the Effective Date.

Business Days:                          New York

Business Day Convention:                Following

Calculation Agent:                      Bear Stearns

Netting: Notwithstanding anything to the contrary in Section 2(c) of the ISDA Master Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the ISDA Master Agreement, even if such amounts

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 4 of 33



                                        are not due on the same payment date.
                                        For avoidance of doubt any payments
                                        pursuant to Section 6(e) of the ISDA
                                        Master Agreement shall not be subject
                                        to netting.

(3)      Additional Provisions:         For each Calculation Period,
                                        Counterparty will make the Monthly
                                        Report available on its website
                                        https://www.bnyinvestorreporting.com
                                        indicating the outstanding principal
                                        balance of the Class A-4-V and A-5-V
                                        Certificates as of the first day of
                                        the month in which such Calculation
                                        Period begins

(4)      Provisions Deemed Incorporated in a Schedule to the ISDA Master
         Agreement:

Part 1.  Termination Provisions.

For purposes of the ISDA Master Agreement:

(a) "Specified Entity" will not apply to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transactions" will not apply to Bear Stearns or Counterparty for any purpose.

(c) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Bear Stearns and will apply to Counterparty; provided that notwithstanding anything to the contrary in Section 5(a)(i) or Paragraph 7 of the Credit Support Annex, any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and
     (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns.

(d) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Bear Stearns and will not apply to Counterparty.

(e) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to (x) Bear Stearns; provided that notwithstanding anything to the contrary in Section 5(a)(iii)(l), any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns and
     (y) Counterparty solely in respect of Counterparty's obligations under Paragraph 3(b) of the Credit Support Annex.

(f) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Bear Stearns and will not apply to Counterparty.

(g) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Bear Stearns or Counterparty.

(h) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bear Stearns and will not apply to Counterparty.

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 5 of 33



                "Specified Indebtedness" will have the meaning specified in
                Section 14.

                "Threshold Amount" means USD 100,000,000.

(i) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Bear Stearns and will apply to Counterparty except that the provisions of
     Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Counterparty has not become subject
     to), (7) and (9) will not apply to Counterparty; provided that, with respect to Counterparty only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Bear Stearns)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof," (3), (4) as amended, (5) or (6) as amended".

(j) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Bear Stearns and will apply to Counterparty; provided that Bear Stearns shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(m) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Master Agreement:

          (1)  Market Quotation will apply; and

          (2)  the Second Method will apply;

          provided that if Bear Stearns is the Defaulting Party or the sole Affected Party, the following provisions will apply:

               (A) Section 6(e) of the ISDA Master Agreement will be amended by inserting on the first line "or is effectively designated" after "If an Early Termination Date occurs";

               (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                    "Market Quotation" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Counterparty (expressed as a negative number) or by Counterparty (expressed as a positive number) in consideration of an agreement between Counterparty and such Reference Market-maker to enter into a Replacement Transaction and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 6 of 33



                    applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those Firm Offers are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. The Market Quotation shall be the Firm Offer actually accepted by Counterparty no later than the Business Day preceding the Early Termination Date. If no Firm Offers are provided by the Business Day preceding the Early Termination Date, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

               (C) Counterparty shall use best efforts to accept a Firm Offer that would determine the Market Quotation. If more than one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall use commercially reasonable efforts to accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by the Counterparty to the Reference Market-maker, to the extent Counterparty would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Counterparty, to the extent the Reference Market-maker would be required to make a payment to the Counterparty. If only one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall use commercially reasonable efforts to accept such Firm Offer.

               (D) Upon the written request by Counterparty to Bear Stearns, Bear Stearns shall obtain the Market Quotations on behalf of Counterparty.

               (E) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of the ISDA Master Agreement shall be deleted in its entirety and replaced with the following:

                    "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Counterparty shall pay to Bear Stearns an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Counterparty shall pay to Bear Stearns the Termination Currency Equivalent of the Unpaid Amounts owing to Bear Stearns and (III) Bear Stearns shall pay to Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to Counterparty; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Bear Stearns under the immediately preceding clause (III) shall not be netted-off against any amount payable by Counterparty under the immediately preceding clause (I)."

(n)  "Termination Currency" means United States Dollars.

(o)  Additional Termination Events. Additional Termination Events will apply:

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 7 of 33


          (i) If, without the prior written consent (such consent not to be reasonably withheld) of Bear Stearns where such consent is required under the Pooling and Servicing Agreement, an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty, Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

          (ii) If an Applied Realized Loss Amount is applied to reduce the Certificate Principal Balance of any class of Class A Certificates, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

          (iii)     (A)  If a S&P First Level Downgrade has occurred and
                         is continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(1), within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

                    (B) If a S&P Second Level Downgrade has occurred and is continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(2) within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

                    (C) If (A) a Moody's Second Level Downgrade has not occurred and been continuing for 30 or more Local Business Days and (B) Bear Stearns has failed to comply with or perform any obligation to be complied with or performed by Bear Stearns in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

                    (D) If (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) either (i) at least one Eligible Replacement has made a Firm Offer to be the transferee or (ii) at least one entity that satisfies the Moody's Approved Ratings Threshold has made a Firm Offer to provide an Eligible Guaranty in respect of all of Bear Stearns' present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

Part 2.  Tax Matters.

(a)  Tax Representations.

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 8 of 33


          (i) Payer Representations. For the purpose of Section 3(c) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty will make the following representations:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

               (1) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Master Agreement;

               (2) the satisfaction of the agreement contained in Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement; and

               (3) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Master Agreement by reason of material prejudice to its legal or commercial position.

          (ii) Payee Representations. For the purpose of Section 3(f) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty make the following representations.

          The following representation will apply to Bear Stearns:

               Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3542027.

          The following representation will apply to the Counterparty:

               Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended.

(b)     Tax Provisions.

        Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Bear Stearns shall be Indemnifiable Taxes (including any Tax imposed in respect of a Credit Support Document) unless (i) such Taxes are assessed directly against Counterparty and not by deduction or withholding by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Counterparty, no Tax shall be an Indemnifiable Tax.

Part 3. Agreement to Deliver Documents. For the purpose of Section 4(a) of the ISDA Master Agreement:

          (i)  Tax forms, documents, or certificates to be delivered are:

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 9 of 33



               Party required to
               deliver document          Form/Document/Certificate              Date by which to be delivered

               Bear Stearns              An original properly completed and     (i) upon execution of this
                                         executed United States Internal        Agreement, (ii) on or before the
                                         Revenue Service Form W-9 (or any       first payment date under this
                                         successor thereto) with respect to     Agreement, including any Credit
                                         any payments received or to be         Support Document, (iii) promptly
                                         received by Bear Stearns, that         upon the reasonable demand by
                                         eliminates U.S. federal withholding    Counterparty, (iv) prior to the
                                         and backup withholding Tax on          expiration or obsolescence of any
                                         payments to Bear Stearns under this    previously delivered form, and (v)
                                         Agreement.                             promptly upon the information on any
                                                                                such previously delivered form
                                                                                becoming inaccurate or incorrect.
               Counterparty              An original properly completed and     (i) upon execution of this
                                         executed United States Internal        Agreement, (ii) on or before the
                                         Revenue Service Form W-9 (or any       first payment date under this
                                         successor thereto) with respect to     Agreement, including any Credit
                                         any payments received or to be         Support Document, (iii) promptly
                                         received by Counterparty.              upon the reasonable demand by Bear
                                                                                Stearns, (iv) prior to the
                                                                                expiration or obsolescence of any
                                                                                previously delivered form, and (v)
                                                                                promptly upon the information on any
                                                                                such previously delivered form
                                                                                becoming inaccurate or incorrect.


          (ii) Other documents to be delivered are:


               Party required to       Form/Document/Certificate      Date by which to be          Covered by Section 3(d)
               deliver document                                       delivered                    Representation

               Bear Stearns and the    Any documents required by      Upon the execution and       Yes
               Counterparty            the receiving party to         delivery of this Agreement
                                       evidence the authority of      and such Confirmation
                                       the delivering party or its
                                       Credit Support Provider, if
                                       any, for it to execute and
                                       deliver this Agreement, any
                                       Confirmation, and any Credit
                                       Support Documents to which
                                       it is a party, and to
                                       evidence the authority of
                                       the delivering party or its
                                       Credit Support Provider to
                                       perform its obligations
                                       under this




Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 10 of 33



               Party required to       Form/Document/Certificate      Date by which to be          Covered by Section 3(d)
               deliver document                                       delivered                    Representation

                                       Agreement, such Confirmation
                                       and/or Credit Support
                                       Document, as the case may be

                Bear Stearns and       A certificate of an            Upon the execution and       Yes
                the Counterparty       authorized officer of the      delivery of this Agreement
                                       party, as to the incumbency    and such Confirmation
                                       and authority of the
                                       respective officers of the
                                       party signing this
                                       Agreement, any relevant
                                       Credit Support Document, or
                                       any confirmation, as the
                                       case may be

                Bear Stearns and       An opinion of counsel of       Upon the execution and       No
                the Counterparty       such party regarding the       delivery of this Agreement
                                       enforceability of this
                                       Agreement in a form
                                       reasonably satisfactory to
                                       the other party.

                Counterparty           An executed copy of the        Concurrently with filing     No
                                       Pooling and Servicing          of each draft of the
                                       Agreement and the Swap         Pooling and Servicing
                                       Administration Agreement       Agreement with the U.S.
                                                                      Securities and Exchange
                                                                      Commission

Part 4   Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Master Agreement:

                Address for notices or communications to Bear Stearns:

                     Address:      383 Madison Avenue, New York, New York 10179
                     Attention:    DPC Manager
                     Facsimile:    (212) 272-5823

           with a copy to:

                     Address:      One Metrotech Center North, Brooklyn,
                                   New York 11201
                     Attention:    Derivative Operations - 7th Floor
                     Facsimile:    (212) 272-1634

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 11 of 33



           and

                     Address: MBIA Insurance Corporation
                     113 King Street, Armonk
                     New York 10504
                     Attention:  IPM-Structured Mortgage

           (For all purposes)

           Address for notices or communications to the Counterparty:

                     Address:      4500 Park Granada
                                   Mail Stop CH-143
                                   Calabasas, CA 91302
                    Attention:     Mr. Jeff Staab
                    Facsimile:     818-225-3898
                    Phone:         818-225-3279

           With respect to Notices of Section 5 and 6 of the Agreement:

                     Address:  MBIA Insurance Corporation
                     113 King Street, Armonk
                     New York 10504
                     Attention:  IPM-Structured Mortgage

(b)      Account Details and Settlement Information:

         Payments to Bear Stearns:

                                            Citibank, N.A., New York
                                            ABA Number:  021-0000-89, for the
                                            account of
                                            Bear, Stearns Securities Corp.
                                            Account Number:  0925-3186, for
                                            further credit to
                                            Bear Stearns Capital Markets
                                            Sub-account Number:  101-90012-11
                                            Attention:  Derivatives Operations

         Payments to Counterparty:

                  See Assignment Agreement

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 12 of 33


(c)      Process Agent.  For the purpose of Section 13(c) of the ISDA Master
         Agreement:

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(d) Offices. The provisions of Section 10(a) of the ISDA Master Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(e) Multibranch Party. For the purpose of Section 10(c) of the ISDA Master Agreement:

                  Bear Stearns is not a Multibranch Party.

                  The Counterparty is not a Multibranch Party.

(f)      Credit Support Document.

                  Bear Stearns: The Credit Support Annex and any guaranty in support of Bear Stearns' obligations under this Agreement.

                  Counterparty:  The Credit Support Annex.

(g)      Credit Support Provider.

                  Bear Stearns: The guarantor under any guaranty in support of Bear Stearns' obligations under this Agreement.

                  Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(j) "Affiliate": Bear Stearns and Counterparty shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Master Agreement.

(k)      Netting of Payments.  The parties agree that subparagraph (ii) of
         Section 2(c) of the 1SDA Master Agreement will apply to each Transaction.

Part 5.  Other Provisions.

(a) Section 3 of the ISDA Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 13 of 33


         "(g)     Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:

                  (1)   Nonreliance. (i) It is acting for its own account,
                        (ii) it is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and
                        (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, (iv) it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party,
                        (v) it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary, (vi) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction and (vii) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

                  (2)   Evaluation and Understanding.

                        (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                        (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

                  (6) Line of Business. It has entered into this Agreement (including each Transaction governed hereby) in conjunction with its line of business or the financing of its business."

(b) Non-Recourse. Notwithstanding any provision herein or in the ISDA Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Master Agreement or any other confirmation thereunder

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 14 of 33


still outstanding shall be extinguished and thereafter not revive. The Counterparty shall not have liability for any failure or delay in making a payment hereunder to Bear Stearns due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement.

(c) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(e) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(f)    Rating Agency Downgrade.

       (i)  S&P Downgrade:

            (1) In the event that a S&P First Level Downgrade occurs and is continuing, then within 30 days after such rating downgrade, Bear Stearns shall, at its own expense, either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or
                  (iii) post collateral in accordance with the Credit Support Annex.

            (2) In the event that a S&P Second Level Downgrade occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Bear Stearns shall, at its own expense, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

       (ii)  Moody's Downgrade.

            (1) In the event that a Moody's Second Level Downgrade occurs and is continuing, Bear Stearns shall as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(g) Payment Instructions. Bear Stearns hereby agrees that, unless notified in writing by the Swap Administrator of other payment instructions, any and all amounts payable by Bear Stearns to the Counterparty under this Agreement shall be paid to the Swap Contract Administrator at the account specified in the Assignment Agreement

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 15 of 33


(h) Amendment. No amendment, waiver, supplement or other modification of this Transaction shall be permitted by either party unless (i) each of S&P and Moody's have been provided notice of the same and (ii) such amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i)      Transfer.

            (i) The first paragraph of Section 7 is hereby amended in its entirety as follows:

                  "Subject to Section 6(b)(ii), Part 5(f) and Part 5(j), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) without (a) the prior written consent of the other party (which consent shall be deemed given by Counterparty if the transfer, novation or assignment is to an Eligible Replacement) and (b) satisfaction of the Rating Agency Condition with respect to S&P, except that:"

            (ii) If an entity has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Counterparty) to be the transferee of a transfer, Counterparty shall, at Bear Stearns' written request and at Bear Stearns' expense, take any reasonable steps required to be taken by Counterparty to effect such transfer.

(j) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) deleting the last paragraph thereof and inserting the following:

            "Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(i), any transfer by Bear Stearns under this
            Section 6(b)(ii) shall not require the consent of Counterparty; provided that:

            (i)   the transferee (the "Transferee") is an Eligible
                  Replacement;

            (ii) if the Transferee is domiciled in a different country or political subdivision thereof from both Bear Stearns and Counterparty, such transfer satisfies the Rating Agency Condition;

            (iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Bear Stearns would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d) (i)(4) corresponding to such excess;

            (iv) a Termination Event or Event of Default does not occur as a result of such transfer; and

            (v) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

            On and from the effective date of any such transfer to the Transferee, Bear Stearns will be fully released from any and all obligations hereunder."

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 16 of 33


(k) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(1)      Compliance with Regulation AB.

Regulation AB Compliance. Bear Stearns and Counterparty agree that the terms of the Item 1115 Agreement dated as of March 30, 2007 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Capital Markets Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

(m) Substantial Financial Transaction. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(n) Set-Off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(m)(E) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(o) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(p) Swap Contract Administration Agreement. Bear Stearns shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of March 30, 2007 (the "Swap Contract Administration Agreement"), among The Bank of New York, as Swap Contract Administrator and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex C.

(q)      Additional Defined Terms.

            (i) Capitalized terms used but nor defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

            (ii)  Additional Definitions:

                  "Eligible Guaranty" means an unconditional and irrevocable guaranty of all present and future payment obligations and obligations to post collateral of Bear Stearns or an Eligible Replacement to Counterparty under this Agreement that is provided by an Eligible Guarantor as principal debtor

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 17 of 33


            rather than surety and that is directly enforceable by Counterparty, the form and substance of which guaranty are subject to the Rating Agency Condition with respect to S&P.

            "Eligible Guarantor" means an entity that has credit ratings at least equal to the Moody's Required Ratings Threshold and S&P Approved Ratings Threshold.

            "Eligible Replacement" means an entity that either (i) satisfies the S&P Approved Ratings Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

            "Firm Offer" means an offer which, when made, is capable of becoming legally binding upon acceptance.

            "Moody's" means Moody's Investors Service, Inc., or any successor.

            "Moody's Approved Ratings Threshold" means, with respect to (i) Bear Stearns, a Moody's counterparty rating of "Al" or above and
            (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" or above and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1" or above, or
            (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "Al" or above.

            "Moody's First Level Downgrade" means that no Relevant Entity satisfies the Moody's Approved Rating Threshold.

            "Moody's Required Ratings Threshold" means, with respect to (i) Bear Stearns, a counterparty rating of "A3" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

            "Moody's Second Level Downgrade" means that no Relevant Entity satisfies the Moody's Required Ratings Threshold.

            "Permitted Transfer" means a transfer by novation by Bear Stearns to an entity (the "Transferee") of all, but not less than all, of Bear Stearns' rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Counterparty), (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Bear Stearns under the Agreement and the relevant Transaction, (d) Bear Stearns will be responsible for any costs or expenses

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 18 of 33


            incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (e) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty, notice information and account details and other similar provisions; and (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

            "Rating Agency" means each of Moody's and S&P.

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and any Notes and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of its then-current rating of the Certificates and any Notes.

            "Relevant Entity" means Bear Stearns and any Eligible Guarantor under an Eligible Guaranty with respect to Bear Stearns.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Counterparty the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and
            (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, as determined by Counterparty in its sole discretion, acting in a commercially reasonable manner.

            "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

            "S&P Approved Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "A+" or above and (ii) with respect to any other entity (or its guarantor), a short-term unsecured and unsubordinated debt rating from S&P of "A-1" or above, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+" or above.

            "S&P First Level Downgrade" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

            "S&P Required Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "BBB" or above and (ii) with respect to any other entity (or its guarantor), a long-term unsecured and unsubordinated debt rating from S&P of "BBB-" or above.

            "S&P Second Level Downgrade" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 19 of 33


(q) Rating Agency Notifications. Except as otherwise provided herein, no Early Termination Date shall be effectively designated hereunder shall be made by either party unless each Rating Agency has been given prior written notice of such designation.

                  NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 20 of 33


Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By:    /s/ Catherine Magnus
       ----------------------------------------------
       Name:      Catherine Magnus
       Title:     Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


COUNTRYWIDE HOME LOANS, INC.



By:
       ----------------------------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name:
       Title:


cm

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 21 of 33


                                  SCHEDULE I
     (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day
        Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment.)

------------------------------------------------------------------------------
     From and including        To but excluding        Scheduled Amounts
------------------------------------------------------------------------------
                                                             (USD)
------------------------------------------------------------------------------
       Effective Date              4/25/2007               73,310,000
------------------------------------------------------------------------------
         4/25/2007                 5/25/2007               73,310,000
------------------------------------------------------------------------------
         5/25/2007                 6/25/2007               73,310,000
------------------------------------------------------------------------------
         6/25/2007                 7/25/2007               73,310,000
------------------------------------------------------------------------------
         7/25/2007                 8/25/2007               73,310,000
------------------------------------------------------------------------------
         8/25/2007                 9/25/2007               73,310,000
------------------------------------------------------------------------------
         9/25/2007                10/25/2007               73,310,000
------------------------------------------------------------------------------
         10/25/2007               11/25/2007               73,310,000
------------------------------------------------------------------------------
         11/25/2007               12/25/2007               73,310,000
------------------------------------------------------------------------------
         12/25/2007                1/25/2008               73,310,000
------------------------------------------------------------------------------
         1/25/2008                 2/25/2008               73,310,000
------------------------------------------------------------------------------
         2/25/2008                 3/25/2008               73,310,000
------------------------------------------------------------------------------
         3/25/2008                 4/25/2008               73,310,000
------------------------------------------------------------------------------
         4/25/2008                 5/25/2008               73,310,000
------------------------------------------------------------------------------
         5/25/2008                 6/25/2008               73,310,000
------------------------------------------------------------------------------
         6/25/2008                 7/25/2008               73,310,000
------------------------------------------------------------------------------
         7/25/2008                 8/25/2008               73,310,000
------------------------------------------------------------------------------
         8/25/2008                 9/25/2008               73,310,000
------------------------------------------------------------------------------
         9/25/2008                10/25/2008               73,310,000
------------------------------------------------------------------------------
         10/25/2008               11/25/2008               73,310,000
------------------------------------------------------------------------------
         11/25/2008               12/25/2008               73,310,000
------------------------------------------------------------------------------
         12/25/2008                1/25/2009               73,310,000
------------------------------------------------------------------------------
         1/25/2009                 2/25/2009               73,310,000
------------------------------------------------------------------------------
         2/25/2009                 3/25/2009               73,310,000
------------------------------------------------------------------------------
         3/25/2009                 4/25/2009               73,310,000
------------------------------------------------------------------------------
         4/25/2009                 5/25/2009               73,310,000
------------------------------------------------------------------------------
         5/25/2009                 6/25/2009               73,310,000
------------------------------------------------------------------------------
         6/25/2009                 7/25/2009               73,310,000
------------------------------------------------------------------------------
         7/25/2009                 8/25/2009               73,310,000
------------------------------------------------------------------------------
         8/25/2009                 9/25/2009               73,310,000
------------------------------------------------------------------------------
         9/25/2009                10/25/2009               73,310,000
------------------------------------------------------------------------------
         10/25/2009               11/25/2009               73,310,000
------------------------------------------------------------------------------
         11/25/2009               12/25/2009               73,310,000
------------------------------------------------------------------------------
         12/25/2009                1/25/2010               73,310,000
------------------------------------------------------------------------------
         1/25/2010                 2/25/2010               73,310,000
------------------------------------------------------------------------------
         2/25/2010                 3/25/2010               73,310,000
------------------------------------------------------------------------------
         3/25/2010                 4/25/2010               73,310,000
------------------------------------------------------------------------------
         4/25/2010                 5/25/2010               73,310,000
------------------------------------------------------------------------------
         5/25/2010                 6/25/2010               73,310,000
------------------------------------------------------------------------------
         6/25/2010                 7/25/2010               73,310,000
------------------------------------------------------------------------------
         7/25/2010                 8/25/2010               73,310,000
------------------------------------------------------------------------------

Reference Number:  CXCWL07S2
Countrywide Home Loans, Inc.
March 30, 2007
Page 22 of 33



------------------------------------------------------------------------------
         8/25/2010                 9/25/2010               73,310,000
------------------------------------------------------------------------------
         9/25/2010                10/25/2010               73,310,000
------------------------------------------------------------------------------
         10/25/2010               11/25/2010               73,310,000
------------------------------------------------------------------------------
         11/25/2010               12/25/2010               73,310,000
------------------------------------------------------------------------------
         12/25/2010                1/25/2011               73,310,000
------------------------------------------------------------------------------
         1/25/2011                 2/25/2011               73,310,000
------------------------------------------------------------------------------
         2/25/2011                 3/25/2011               73,310,000
------------------------------------------------------------------------------
         3/25/2011                 4/25/2011               73,310,000
------------------------------------------------------------------------------
         4/25/2011                 5/25/2011               73,310,000
------------------------------------------------------------------------------
         5/25/2011                 6/25/2011               73,310,000
------------------------------------------------------------------------------
         6/25/2011                 7/25/2011               73,310,000
------------------------------------------------------------------------------
         7/25/2011                 8/25/2011               73,309,787
------------------------------------------------------------------------------
         8/25/2011                 9/25/2011               70,342,595
------------------------------------------------------------------------------
         9/25/2011                10/25/2011               67,466,778
------------------------------------------------------------------------------
         10/25/2011               11/25/2011               64,679,703
------------------------------------------------------------------------------
         11/25/2011               12/25/2011               61,978,808
------------------------------------------------------------------------------
         12/25/2011                1/25/2012               59,361,605
------------------------------------------------------------------------------
         1/25/2012                 2/25/2012               56,825,667
------------------------------------------------------------------------------
         2/25/2012                 3/25/2012               54,368,640
------------------------------------------------------------------------------
         3/25/2012                 4/25/2012               51,988,248
------------------------------------------------------------------------------
         4/25/2012                 5/25/2012               50,057,449
------------------------------------------------------------------------------
         5/25/2012                 6/25/2012               48,185,705
------------------------------------------------------------------------------
         6/25/2012                 7/25/2012               46,371,271
------------------------------------------------------------------------------
         7/25/2012                 8/25/2012               44,612,447
------------------------------------------------------------------------------
         8/25/2012                 9/25/2012               42,907,585
------------------------------------------------------------------------------
         9/25/2012                10/25/2012               41,255,086
------------------------------------------------------------------------------
         10/25/2012               11/25/2012               39,653,393
------------------------------------------------------------------------------
         11/25/2012               12/25/2012               38,100,999
------------------------------------------------------------------------------
         12/25/2012                1/25/2013               36,596,437
------------------------------------------------------------------------------
         1/25/2013                 2/25/2013               35,212,042
------------------------------------------------------------------------------
         2/25/2013                 3/25/2013               34,065,681
------------------------------------------------------------------------------
         3/25/2013                 4/25/2013               32,954,760
------------------------------------------------------------------------------
         4/25/2013                 5/25/2013               32,010,756
------------------------------------------------------------------------------
         5/25/2013                 6/25/2013               31,093,337
------------------------------------------------------------------------------
         6/25/2013                 7/25/2013               30,201,763
------------------------------------------------------------------------------
         7/25/2013                 8/25/2013               29,335,314
------------------------------------------------------------------------------
         8/25/2013                 9/25/2013               28,460,164
------------------------------------------------------------------------------
         9/25/2013                10/25/2013               27,607,792
------------------------------------------------------------------------------
         10/25/2013               11/25/2013               26,779,465
------------------------------------------------------------------------------
         11/25/2013               12/25/2013               25,974,514
------------------------------------------------------------------------------
         12/25/2013                1/25/2014               25,192,287
------------------------------------------------------------------------------
         1/25/2014                 2/25/2014               24,432,150
------------------------------------------------------------------------------
         2/25/2014             Termination Date            23,693,499
------------------------------------------------------------------------------

                                    ANNEX A


UNILATERAL CSA SCHEDULE

Pledgor:  BEAR STEARNS CAPITAL MARKETS INC. (the "Pledgor")
Secured Party:  COUNTRYWIDE HOME LOANS, INC. (the "Secured Party")

Paragraph 13.  Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (1) Delivery Amount. Paragraph 3(a) shall be amended by replacing the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" with the words "on each Valuation Date". The "Delivery Amount" with respect to Pledgor for any Valuation Date shall equal the greatest of:

                  (A) the amount by which the S&P Collateral Amount exceeds the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party;

                  (B) the amount by which the Moody's First Level Collateral Amount exceeds the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                  (C) the amount by which the Moody's Second Level Collateral Amount exceeds the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

            (2) "Return Amount" applicable to Secured Party for any Valuation Date shall equal the least of:

                  (A) the amount by which the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the S&P Collateral Amount;

                  (B) the amount by which the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

                  (C) the amount by which the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

            (3)   "Credit Support Amount" shall be deleted in its entirety.

      (ii) Eligible Collateral. The items set forth on the Collateral Schedule attached as Schedule A hereto will qualify as "Eligible Collateral" for the party specified.

      (iii) Other Eligible Support. None

      (iv)  Thresholds.

            (A)   "Independent Amount" means: Pledgor: Not applicable. Secured
                  Party: Not applicable.

            (B)   "Threshold" means: Pledgor: Not applicable. Secured Party:
                  Not applicable.

            (C) "Minimum Transfer Amount" means USD100,000; provided, that if the aggregate Certificate Principal Balance of Certificates rated by S&P is less than USD 50,000,000, the "Minimum Transfer Amount" shall mean USD 50,000.

            (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means Pledgor.

      (ii)  "Valuation Date" means each Local Business Day.

      (iii) "Valuation Time" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv)  "Notification Time" means 11:00 A.M. (New York time).

      (v) Transfer Timing and Calculations. Paragraphs 4(b) and 4(c) are hereby amended and restated in entirety as set forth below.

            "(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the Valuation Date; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day thereafter.

            (c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

(d) Conditions Precedent. There shall be no "Specified Condition" with respect to either party for purposes of this Annex.

(e)   Substitution

            (i) "Substitution Date" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received by the Notification Time on such date, and (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received after the Notification Time.

            (ii) Consent of Secured Party for Substitution. Inapplicable.

      (iii) Amendment of Paragraph 4(d)(ii). Paragraph 4(d)(ii) is amended and restated in its entirety as set forth below:

                  "(ii) subject to Paragraph 4(a) of this Annex, the Secured Party will Transfer the items of Posted Credit Support specified by the Pledgor in its notice not later than the close of business on the Substitution Date, provided, however, that if the Secured Party shall not have received the Substitute Credit Support prior to 1:00 P.M. (New York time) on the Substitution Date, then the Secured Party shall Transfer the applicable items of Posted Credit Support not later than the close of business on the Local Business Day immediately following the day on which the Secured Party receives the Substitute Credit Support. Notwithstanding the foregoing, the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the Substitution Date equal to the Value of the Substitute Credit Support delivered by the Pledgor in exchange therefor."

(f)   Dispute Resolution.

      (i) "Resolution Time" means 12:00 noon, New York time, on the Local Business Day for both parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), disputes over the Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent, multiplied by the applicable Valuation Percentage, if any. If no quotations are available for a particular security, then the Valuation Agent's original calculation of Value thereof will be used for that security.

      (iii) Alternative. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

      (iv) Modification of Paragraph 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

                  "If a party (a `Disputing Party') disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

                        (A) the Disputing Party will (x) notify the other
                  party and, if applicable, the Valuation Agent of the amount it is disputing, (y) indicate what it believes the correct amount to be and (z) provide a statement showing, in reasonable detail, how it arrived at such amount and the appropriate party will deliver the undisputed amount to the other party not later than (i) (a) the close of business on the Valuation Date, if the demand made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of
                  (I) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (II) above;

                  (B) the parties will consult with each other and provide such information as the other party shall reasonably request in an attempt to resolve the dispute; and

                  (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. The Secured Party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

            (1) it is not a Defaulting Party;

            (2) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code;

            (3) the short-term rating of any Custodian shall be at least "A-1" by S&P

            There shall be no Custodian for Pledgor.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and Secured Party will not have any right to use the Posted Collateral or take any action specified in Paragraph 6(c).

(h)   Distributions and Interest Amount.

            (i) Interest Rate. The "Interest Rate" will be the "Federal Funds (Effective)" rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective".

            (ii)Amendment of Paragraph 6(d)(i) - Distributions. Clause (d)(i) of Paragraph 6 shall be amended by deleting each occurrence of the words "or is deemed to receive".

            (iii) Amendment of Paragraph 6(d)(ii) - Interest Amount. Clause
            (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii) Interest Amount. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of cash (all of which may be retained by the Secured Party), the Secured Party will credit to Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. The Interest Amount will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obliged to credit any Interest Amount unless and until it has received such amount.

(i)   Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(j)   Addresses for Transfers.

           Pledgor:            To be provided in writing by Pledgor to Secured
                               Party.

           Secured Party:      To be provided in writing by Secured Party to
                               Pledgor.

(k)   Other Provision(s).

            (i) Amendment of Paragraph 7 - Events of Default. Clause (iii) of Paragraph 7 shall not apply to Secured Party.

            (ii) Non-Reliance. Notwithstanding the obligations of the Secured Party under Paragraph 6(a), and without limiting the generality of the final sentence of Paragraph 6(a), each party, as Pledgor, acknowledges that it has the means to monitor all matters relating to all valuations, payments, defaults and rights with respect to Posted Collateral without the need to rely on the other party, in its capacity as Secured Party, and that, given the provisions of this Annex on substitution, responsibility for the preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

      (iii) Agreement as to Single Secured Party and Pledgor. Each of Pledgor and Secured Party agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Secured Party, (b) the term "Pledgor" as used in this Annex means only Pledgor, (c) only Pledgor makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Pledgor will be required to make Transfers of Eligible Credit Support hereunder.

      (iv) Trustee. The Trustee is hereby authorized to (i) make demands on behalf of the Secured Party pursuant to Paragraph 3 hereunder and
            (ii) provide notice on behalf of the Secured Party pursuant to Paragraph 7 hereunder.

      (v) Collateral Account. Secured Party shall at all times maintain all Posted Collateral in a segregated trust account.

      (vi) External Calculations. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of the Secured Party's Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Collateral Amount shall be based on the greatest of the Secured Party's Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

      (vii) Notice to S&P. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

     (viii) Expenses. Pledgor shall be responsible for all reasonable costs and expenses incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

      (ix)  Additional Defined Terms.

            "DV01" means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party's Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Secured Party, provide to Secured Party a statement showing in reasonable detail such calculation.

            "Moody's First Level Additional Collateralized Amount" means, with respect to any Transaction, the lesser of (x) the product of 15 and DV01 for such Transaction and such Valuation Date and (y) the product of 2% and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's First Level Collateral Amount" means, (A) for any Valuation Date on which (I) a Moody's First Level Downgrade has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party's aggregate Exposure for all Transactions and the aggregate of Moody's First Level Additional Collateralized Amounts for each Transaction and (B)for any other Valuation Date, zero.

            "Moody's First Level Value" means, for any date that the Moody's First Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's First Level Valuation Percentage for such security set forth on Schedule A hereto.

            "Moody's Second Level Additional Collateralized Amount" means, with respect to any Transaction,

                  (1) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the 50 and DV01 for such Transaction and such Valuation Date and (ii) the product of 8% and the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date; or

                  (2) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the 65 and DV01 for such Transaction and such Valuation Date and (ii) the product of 10% and the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date.

                  "Moody's Second Level Collateral Amount" means, (A) for any Valuation Date on which it is the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Second Level Additional Collateralized Amounts for each Transaction and (B) for any other Valuation Date, zero.

                  "Moody's Second Level Value" means, for any date that the Moody's Second Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's Second Level Valuation Percentage for such security set forth on Schedule A hereto.

                  "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by the Pledgor pursuant to Section 2(a) on such Next Payment Date less any payments due to be made by the Secured Party under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

                  "Next Payment Date" means the next scheduled payment date under any Transaction.

                  "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P Collateral Amount" means, (A) for any Valuation Date on which a S&P First Level Downgrade has occurred and been continuing for at least 30 days or on which a S&P Second Level Downgrade has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the Volatility Buffer for each Transaction and the Notional Amount of such Transaction for the Calculation Period (as defined in the related Transaction) of such Transaction which includes such Valuation Date, or (B) for any other Valuation Date, zero.

                  "S&P Value" means, for any date that the S&P Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the S&P Valuation Percentage for such security set forth on Schedule A hereto.

                  "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption or a Transaction in respect of which
                  (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                  "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table:



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 The higher of the S&P
   short-term credit
 rating of (i) Pledgor
  and (ii) the Credit      Remaining Weighted      Remaining Weighted     Remaining Weighted     Remaining Weighted
  Support Provider of      Average Maturity up    Average Maturity up     Average Maturity up    Average Maturity up
 Pledgor, if applicable        to 3 years              to 5 years             to 10 years            to 30 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
"A-2" or higher                   2.75%                  3.25%                   4.00%                  4.75%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


                                      17



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
"A-3"                             3.25%                  4.00%                   5.00%                  6.25%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
"BB+" or lower                    3.50%                  4.50%                   6.75%                  7.50%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

         IN WITNESS WHEREOF, the parties have executed this Annex on the respective date specified below with effect from the date specified on the first page of this document.

BEAR STEARNS CAPITAL MARKETS INC.



By:    /s/ Catherine Magnus
       ----------------------------------------------
       Name:      Catherine Magnus
       Title:     Authorized Signatory


COUNTRYWIDE HOME LOANS, INC.



By:
       ----------------------------------------------
       Name:
       Title:

SCHEDULE A
----------

                              COLLATERAL SCHEDULE
                              -------------------

The Moody's First Level Valuation Percentages shall be used in determining the Moody's First Level Collateral Amount.

The Moody's Second Level Valuation Percentages shall be used in determining the Moody's Second Level Collateral Amount.

The S&P Valuation Percentages shall be used in determining the S&P Collateral Amount.


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 ISDA Collateral Asset     Remaining Maturity     Moody's First Level    Moody's Second Level       S&P Valuation
 Definition (ICAD) Code                           Valuation Percentage   Valuation Percentage        Percentage
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        US-CASH                    N/A                    100%                   100%                   100%
        EU-CASH                    N/A                    98%                     94%                   92.5%
        GB-CASH                    N/A                    98%                     95%                   94.1%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                < 1 Year                  100%                   100%                   98.9%
                              1 to 2 years                100%                    99%                   98.0%
        US-TBILL              2 to 3 years                100%                    98%                   97.4%
        US-TNOTE              3 to 5 years                100%                    97%                   95.5%
        US-TBOND              5 to 7 years                100%                    96%                   93.7%
      (fixed rate)            7 to 10 years               100%                    94%                   95.5%
                             10 to 20 years               100%                    90%                   91.1%
                               > 20 years                 100%                    88%                   88.6%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        US-TBILL             All Maturities               100%                    99%               Not Eligible
        US-TNOTE                                                                                     Collateral
        US-TBOND
    (floating rate)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      GA-US-AGENCY              < 1 Year                  100%                    99%                   98.5%
      (fixed rate)            1 to 2 years                100%                    99%                   97.7%
                              2 to 3 years                100%                    98%                   97.3%
                              3 to 5 years                100%                    96%                   94.5%
                              5 to 7 years                100%                    93%                   93.1%
                              7 to 10 years               100%                    93%                   90.7%
                             10 to 20 years               100%                    89%                   87.7%
                               > 20 years                 100%                    87%                   84.4%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      GA-US-AGENCY           All Maturities               100%                    98%               Not Eligible
    (floating rate)                                                                                  Collateral
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


                                      20



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                  Rated Aa3 or better     Rated Aa3 or better    Rated AAA or better
                                                       by Moody's             by Moody's               by S&P
                                < 1 Year                  98%                     94%                   98.8&
                              1 to 2 years                98%                     93%                   97.9%
 GA-EUROZONE-GOV (other       2 to 3 years                98%                     92%                   97.1%
  than EU-CASH) (fixed        3 to 5 years                98%                     90%                   91.2%
         rate)                5 to 7 years                98%                     89%                   87.5%
                              7 to 10 years               98%                     88%                   83.8%
                             10 to 20 years               98%                     84%                   75.5%
                               > 20 years                 98%                     82%               Not Eligible
                                                                                                     Collateral
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 GA-EUROZONE-GOV (other                           Rated Aa3 or better     Rated Aa3 or better    Rated AAA or better
than EU-CASH) (floating                                by Moody's             by Moody's               by S&P
         rate)
                             All Maturities               98%                     93%               Not Eligible
                                                                                                     Collateral

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                < 1 Year                  98%                     94%               Not Eligible
                                                                                                     Collateral
                              1 to 2 years                98%                     93%               Not Eligible
                                                                                                     Collateral
                              2 to 3 years                98%                     92%               Not Eligible
                                                                                                     Collateral
 GA- GB-GOV (other than       3 to 5 years                98%                     91%               Not Eligible
 GB-CASH) (fixed rate)                                                                                Collateral
                              5 to 7 years                98%                     90%               Not Eligible
                                                                                                     Collateral
                              7 to 10 years               98%                     89%               Not Eligible
                                                                                                     Collateral
                             10 to 20 years               98%                     86%               Not Eligible
                                                                                                     Collateral
                               > 20 years                 98%                     84%               Not Eligible
                                                                                                     Collateral
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 GA-GB-GOV (other than       All Maturities               98%                     94%               Not Eligible
GB-CASH) (floating rate)                                                                             Collateral
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition -- June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.

                                    ANNEX B


     Item 1115 Agreement dated as of March 30, 2007 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BEAR STEARNS CAPITAL MARKETS INC., as counterparty (the "Counterparty").

                                    RECITALS

          WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

          WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     Section 1. Application and Definitions

     (a) Application. This Agreement shall only apply to a Derivative Agreement entered into on or after the date hereof which incorporates the terms of this Agreement.

     (b)  Definitions.

          Business Day: Any day other than a Saturday, a Sunday or any day on which banking institutions in the states where the parties are located are authorized or obligated by law, executive order or government decree to be closed.

          Company Information: As defined in Section 4(a)(i).

          Company Financial Information: As defined in Section 2(a)(ii).

          Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

          GAAP: As defined in Section 3(a)(v).

          EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

          Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

          Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

          Offering Document: The prospectus, free writing prospectus, prospectus supplement, offering circular or any other document prepared in connection with the public offering and sale of the related Securities.

          Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Section 2. Information to be Provided by the Counterparty.

     (a)  Prior to printing the related Prospectus Supplement,

          (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

               (A)  The Counterparty's legal name (and any d/b/a);

               (B)  the organizational form of the Counterparty;

               (C) a description of the general character of the business of the Counterparty; and

               (D) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                    (1) any servicer or master servicer identified to the Counterparty by CHL (to the extent such servicer or master servicer is not an affiliate of CHL);

                    (2) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                    (3)  any originator identified to the Counterparty by CHL;

                    (4) any enhancement or support provider identified to the Counterparty by CHL; and

                    (5) any other material Transaction party identified in writing to the Counterparty by CHL.

          (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

               (A)  provide the financial data required by Item 1115(b)(1) or
                    (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

               (B) if required under the Exchange Act, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

     (b)  Following the Closing Date with respect to a Transaction,

          (i) for the period from the closing date of the related Transaction to December 31 of the calendar year in which the closing date of the related Transaction occurs (and any additional period if notified in writing by the related Depositor that the Depositor will file Exchange Act reports in respect of the related SPV after such period) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and provide to the related Depositor a description of such affiliations or relationships; and

          (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if required under the Exchange Act, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

         (iii) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either
               (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and (2) if required under the Exchange Act, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV, (B) assign the Derivative Agreement as provided below, (C) if the Securities and Exchange Commission expressly permits an affiliate guarantor's financial information to be used to satisfy the financial information requirements of Item 1115(b) of Regulation AB in lieu of the Counterparty's financial information, obtain a guaranty of the Counterparty's obligations under each Derivative Agreement entered into in connection with the relevant Transaction from an affiliate of the Counterparty, which affiliate has agreed to comply with the immediately preceding clause (A) above and which guaranty meets all applicable Securities and Exchange Commission requirements or
               (D) with the consent of the Depositor related to the relevant Transaction, post collateral in an amount sufficient to reduce the "significance percentage" for purposes of Item 1115 of Regulation AB with respect to any Derivative Agreement relating to such Transaction.

          (iv) within 5 Business Days of the release of any updated financial data if such update is released (A) during the period from the closing date of the related Transaction to December 31 of the calendar year in which the closing date of the related Transaction occurs (and any additional period if notified in writing by the related Depositor that the Depositor will file Exchange Act reports in respect of the related SPV after such period) and (B) when the "significance percentage" for any Derivative Agreement relating to such Transaction exceeds the thresholds provided in Item 1115(b) of Regulation AB, Counterparty shall provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV.

     Section 3. Representations and Warranties and Covenants of the
                Counterparty.

     (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

          (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act;

          (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein;

         (iii) The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty; and

          (iv) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

     Section 4. Indemnification; Remedies

     (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

          (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

     (b) (i) Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
               Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement.

          (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the Depositor is given notice) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then such failure shall constitute an Additional Termination Event (as defined in the Master Agreement) under the related Derivative Agreement with the Counterparty as the sole Affected Party (as defined in the Master Agreement).

         (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (c) CHL and the related Depositor, jointly and severally, indemnify Counterparty, each person who controls Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in the related Offering Document (other than the Company Information), or (B) the omission or alleged omission to state in related Offering Document (other than the Company Information) a material fact required to be stated in the Offering Document or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section 5. Miscellaneous.

     (a) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

     (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

     (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

     (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

     (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein.

          This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     (j) Upon the Counterparty's request, CHL agrees to provide to the Counterparty the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements.

     (k) Notices. All notices and other communications hereunder will be in writing (including by facsimile) and effective only upon receipt, and, if sent to the Counterparty will be mailed or delivered to Bear Stearns Capital Markets Inc., 383 Madison Avenue, 36th Floor, New York, New York 10179, Attention: Head of Interest Rate Derivatives, if sent to the Countrywide Home Loan, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWABS, INC.



                                    By: /s/ Darren Bigby
                                       -----------------------------
                                       Name:  Darren Bigby
                                       Title: Executive Vice President


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                       -----------------------------
                                       Name:  Darren Bigby
                                       Title: Executive Vice President


                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                       -----------------------------
                                       Name:  Darren Bigby
                                       Title: Executive Vice President


                                    CWHEQ, INC.



                                    By: /s/ Darren Bigby
                                       -----------------------------
                                       Name:  Darren Bigby
                                       Title: Executive Vice President


                                    COUNTRYWIDE HOME LOANS, INC.



                                    By: /s/ Darren Bigby
                                       -----------------------------
                                       Name:  Darren Bigby
                                       Title: Executive Vice President

                                    BEAR STEARNS CAPITAL MARKETS INC.



                                    By:
                                       -----------------------------
                                       Name:
                                       Title: